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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 20, 2000
                            (earliest event reported)

        CENTURY MILESTONE S&T CO., LTD (FORMERLY HAAS NEUVEUX & COMPANY)
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                      33-7945-D                84-1032191
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

No. 803, Jinyu Plaza, 100# West Sanhuan North, Rd., Haidian District, Beijing, PRC 100037
-----------------------------------------------------------------------------------------
           (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:     011-86-10-68731188
                                                   -----------------------------

     Haas Neuveux & Company, 94 Rue de Lausanne, CH1202, Geneva Switzerland
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

On July 20, 2000, the Registrant held a Special Shareholders' Meeting to vote on the following proposals: (1) to effect a reverse-split of the outstanding, but not the authorized, shares of common stock of the Registrant on a 10:1 basis and
(2) to amend the Articles of Incorporation changing the Registrant's name from Haas Neuveux & Company to Century Milestone S&T Co., Ltd. Management of the Registrant did not solicit proxies. The Registrant was advised that the shareholders representing a majority of the outstanding shares intended to vote in favor of the foregoing proposals. The results of the matters voted upon were as follows:

1. To effect a reverse-split of the outstanding, but not the authorized, shares of common stock of the Registrant on a 10:1 basis

                  For                                         Against
                  ---                                         -------
                  57,800,000                                  -0-

2. To amend the Articles of Incorporation to change the Registrant's name from Haas Neuveux & Company to Century Milestone S&T Co., Ltd.

                  For                                         Against
                  ---                                         -------
                  57,800,000                                  -0-

On July 21, 2000 the Registrant filed Articles of Amendment changing its name from Haas Neuveux & Company to Century Milestone S&T Co., Ltd. with the Colorado Secretary of State, which became effective as of that date. Further, the reverse-stock split became effective at the close of business on July 21, 2000.

On July 24, 2000 Century Milestone S&T Co., Ltd. began trading on the OTC Bulletin Board on a post-split basis under the symbol CEML.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.    Description
         -----------    -----------
             3.3        Articles of Incorporation, as amended on July 21, 2000,
                        and currently in effect. (Filed herewith.)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CENTURY MILESTONE S&T CO., LTD.


                                     By: /s/ Xiao Gang
                                        ----------------------------------------
                                        Xiao Gang, Chief Executive Officer

Date: July 28, 2000




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                                  EXHIBIT INDEX


         Exhibit No.    Description
         -----------    -----------
             3.3        Articles of Incorporation, as amended on July 21, 2000,
                        and currently in effect. (Filed herewith.)